UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 309-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lottery.com Inc. conducted its 2024 Annual Meeting from the Mar-a-Lago Club on February 20, 2025.

On February 20, 2025, Lottery.com Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting that was conducted from the Mar-a-Lago Club in Palm Beach, Florida, holders of the common stock as of the record date of December 31, 2024 (the “Record Date”) were entitled to receive notice and vote at the meeting, which was held at https://www.cstproxy.com/lottery/2025 at 10:00 a.m. Central Time. The Inspector of Election certified that as of the Record Date, there were 12,080,919 shares of Common Stock entitled to vote. The total number of shares voted in person or by proxy were 5,864,197 – 48.54%, which were cast as follows:

Proposal No. 1 – To elect one nominee for Class Il director named in the accompanying proxy statement to serve until the 2027 annual meeting of stockholders and until their successor is duly elected and qualified;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,863,929	268	0	—

Proposal No. 2 – To approve an amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split of our common stock, par value $0.001 per share (the “Common Stock”) at a ratio in the range of one-for-2 to one-for-30 of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,863,929	268	0	—

Proposal No. 3 – To ratify the appointment by the audit committee of our board of directors of Boladale Lawal &Co. as our independent registered public accounting firm for the year ending December 31, 2024; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,863,929	268	0	—

Proposal No. 4 – To Approve, on an advisory basis, a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,863,929	268	0	—

Following the Annual Meeting, after the markets closed on February 20, 2025, the Company’s Board of Directors determined that a reverse split of our common stock was not necessary at this time and voted not to effectuate a reverse stock split.

Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Matthew McGahan
Name:	Matthew McGahan
Title:	President & Chief Executive Officer

Date: February 24, 2025